SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities

                              Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant  [   ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement         [   ]  Confidential, for Use of the
                                                   Commission Only (as permitted
[ X ]   Definitive Proxy Statement                 by Rule 14a-6(e)(2))
[   ]   Definitive Additional Materials

[   ]   Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                         CCBT FINANCIAL COMPANIES, INC.

                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)    Title of each class of securities to which transaction applies:

        (2)    Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        (4)    Proposed maximum aggregate value of transaction:

        (5)    Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                         CCBT FINANCIAL COMPANIES, INC.

                               495 Station Avenue

                       South Yarmouth, Massachusetts 02664

                                 (508) 394-1300

                                 March 16, 2001

Dear Stockholder:

You are cordially invited to attend the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of CCBT Financial Companies, Inc. (the "Company") to be held on Thursday, April 26, 2001, at the CAPE COD BANK and TRUST COMPANY, N.A., Customer Service Center, 31 Workshop Road, South Yarmouth, Massachusetts, at 11 a.m., local time.

The Annual Meeting has been called for the following purposes:

1. To elect two Directors of the Company for a three-year term and one Director of the Company for a one-year term.

2.   To elect a Clerk.

3. To consider and act upon a proposal to approve the Company's 2001 Directors' Stock Option Plan, the full text of which is attached to this Proxy Statement as Exhibit B.

4. To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

    The  Board  of  Directors  of  the  Company   unanimously   recommends  that
stockholders vote FOR approval and adoption of Proposals One through Three.

    On behalf of the management and directors of the Company, I am pleased to be able to send you the enclosed Proxy Statement, which includes information about the Company and details about the proposals. I urge you to read these materials carefully.

                                           Sincerely,


                                           /s/ Stephen B. Lawson
                                           ----------------------
                                           STEPHEN B. LAWSON
                                           President and Chief Executive Officer


REGARDLESS OF THE NUMBER OF SHARES YOU MAY OWN, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. ACCORDINGLY, PLEASE PROMPTLY SIGN AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON WHETHER OR NOT YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                         CCBT FINANCIAL COMPANIES, INC.

                               495 Station Avenue

                       South Yarmouth, Massachusetts 02664

                                 (508) 394-1300

                            ------------------------

                  NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held On April 26, 2001

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CCBT Financial Companies, Inc. (the "Company"), will be held on Thursday, April 26, 2001, at the CAPE COD BANK and TRUST COMPANY, N.A., Customer Service Center, 31 Workshop Road, South Yarmouth, Massachusetts at 11 a.m., local time (together with all adjournments and postponements thereof, the "Annual Meeting") for the following purposes:

         1. To elect two Directors of the Company for a three-year term and one Director of the Company for a one-year term.

         2. To elect a Clerk.

         3. To consider and act upon a proposal to approve the Company's 2001 Directors' Stock Option Plan, the full text of which is attached to this Proxy Statement as Exhibit B.

         4. To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

         The Board of Directors of the Company has fixed the close of business on March 6, 2001, as the record date (the "Record Date") for determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. In the event that there are not sufficient votes to approve the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed in order to permit further solicitation of proxies by the Company.

         The above matters are described in detail in the accompanying Proxy Statement.

--------------------------------------------------------------------------------
DIRECTIONS TO THE MEETING (PLEASE NOTE CHANGE IN LOCATION): Take Rte. 6 (Mid-Cape Highway) to exit 8 (Station Avenue/Union Street). Proceed south on Station Avenue about 100 yards to the traffic light at Workshop Road. Turn right on Workshop Road and right again into the parking lot on the south side of the Bank's Customer Service Center. Coffee and pastries will be served beginning at 10:30 a.m.

--------------------------------------------------------------------------------

                                             By Order of the Board of Directors,

                                             /s/ John S. Burnett
                                             ---------------------
                                             JOHN S. BURNETT
                                             Clerk

South Yarmouth, Massachusetts
March 16, 2001

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING AND DESIRE TO WITHDRAW YOUR PROXY AND VOTE IN PERSON, YOU MAY DO SO.

IF A BROKER OR BANK HOLDS YOUR SHARES, YOU WILL RECEIVE A VOTING INSTRUCTION FORM INSTEAD OF A PROXY CARD. PLEASE FOLLOW THE INSTRUCTIONS ON THAT FORM TO VOTE YOUR SHARES. PLEASE DO NOT SEND THE VOTING INFORMATION FORM TO US. IF YOU WISH TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON, YOU MUST FOLLOW THE INSTRUCTIONS ON THE VOTING INSTRUCTION FORM TO OBTAIN A LEGAL PROXY FROM YOUR BROKER OR BANK.

                         CCBT FINANCIAL COMPANIES, INC.

                               495 Station Avenue

                       South Yarmouth, Massachusetts 02664

                                 (508) 394-1300

                               -------------------

                                 PROXY STATEMENT

                 VOTING, REVOCATION AND SOLICITATION OF PROXIES

The Company

         CCBT Financial Companies, Inc. (the "Company") is a bank holding company principally conducting business through Cape Cod Bank and Trust Company, N.A. (the "Bank"). In December 1999, the Company changed its name from CCBT Bancorp, Inc. to CCBT Financial Companies, Inc. to better reflect the wide array of services provided by the Company. In February 1999, the Company and the Bank completed a reorganization by which the Bank became a wholly-owned subsidiary of the Company, and each issued and outstanding share of common stock of the Bank was converted into and exchanged for one share of common stock of the Company. During the second quarter of 2000, the Bank concluded its purchase of 51% of the firm of Murray & MacDonald Insurance Services, Inc. of Falmouth, Massachusetts.


1. Annual Meeting

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2001 Annual Meeting of Stockholders of the Company to be held at the Bank's Customer Service Center, South Yarmouth, MA, at 11 a.m. local time on Thursday, April 26, 2001, and any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement.

         At the Annual Meeting, stockholders of the Company will be asked to consider and vote upon the following matters:

         1. To elect two Directors of the Company for a three-year term and one Director of the Company for a one-year term.

         2.  To elect a Clerk.

         3. To consider and act upon a proposal to approve the Company's 2001 Directors' Stock Option Plan, the full text of which is attached to this Proxy Statement as Exhibit B.

         4. To transact such other business as may properly come before the meeting a++++nd any postponements or adjournments thereof.

2.  Record Date

         The Board of Directors of the Company has fixed the close of business on March 6, 2001, as the Record Date. Only the holders of shares of Company common stock of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. At the Record Date, 8,608,048 shares of Company's common stock were outstanding and entitled to vote. The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of Company common stock entitled to vote is required to constitute a quorum at the Annual Meeting.

3. Proxies, Voting and Revocations

         Shares represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed in the proxy. If a proxy is submitted and no directions are given, the proxy will be voted for the approval and adoption of the proposals to be considered at the Annual Meeting.

         The persons named as proxies by stockholders may propose and vote for one or more adjournments or postponements of the Annual Meeting to permit further solicitation of proxies in favor of the proposals to be considered at the Annual Meeting.

         A holder of record of Company common stock may revoke a proxy by filing an instrument of revocation with John S. Burnett, Clerk of the Company, 31 Workshop Road, P.O. Box 1180, South Yarmouth, Massachusetts 02664-0180. Such stockholder may also revoke a proxy by filing a duly executed proxy bearing a later date, or by appearing at the Annual Meeting in person, notifying the Clerk, and voting by ballot at the Annual Meeting. Any stockholder of record attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the mere presence (without notifying the Clerk) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.

         The presence in person or by proxy of at least a majority of the total number of issued and outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, a plurality of the shares of Common Stock voting in person or represented by proxy at the Annual Meeting is necessary to elect each of the nominees for Director and Clerk, and the vote of at least a majority of votes cast at the Annual Meeting is required for the approval of Proposal Three.

         In accordance with applicable state law, abstentions, votes withheld for director nominees and broker non-votes (shares represented at the meeting which are held by a broker or other nominee and as to which (i) instructions have not been received from the beneficial owner or the person entitled to vote and (ii) the broker or nominee does not exercise voting power) shall be treated as shares that are present and entitled to vote for the purpose of determining whether a quorum is present. Abstentions and broker non-votes will not be counted as voting at the Annual Meeting and therefore will have no effect on the outcome of Proposals One, Two, or Three.

Solicitation and Other Expenses

         The Company will bear the cost of soliciting proxies from its stockholders, including mailing costs and printing costs in connection with this Proxy Statement. In addition to the use of the mails, proxies may be solicited by the directors, officers and certain employees of the Company, and by personal interview, telephone, or telegram. Such directors, officers, and employees will not receive additional compensation for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of Company common stock. The Company may reimburse such custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

                                 PROPOSAL ONE

                              ELECTION OF DIRECTORS

         The terms of John F. Aylmer and John Otis Drew as Directors of the Company expire in 2001. In addition, William C. Snow has reached the mandatory age of retirement in the Company's By-laws. At the Annual Meeting, two persons will be elected Directors of the Company to serve for a three-year term until the 2004 Annual Meeting of the Stockholders, and until their successors are elected and qualified. The Board of Directors also proposes that the remaining year of Mr. Snow's term be filled by a new Director. The Board of Directors of the Company has nominated John F. Aylmer and John Otis Drew for reelection as Directors of the Company for 3-year terms, and Daniel A. Wolf for election as a Director of the Company until the 2002 Annual Meeting.

         Unless authority to do so has been repealed or limited in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy "FOR" the election of each of the nominees named above as Directors of the Company. The Board of Directors believes that each of the nominees will stand for election and, if elected, will serve as a Director. However, if any nominee fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

         The Board of Directors recommends that stockholders vote "FOR" the reelection or election of each of the nominees proposed by management for Directors named herein.

                                  PROPOSAL TWO

                                ELECTION OF CLERK

         The By-laws of the Company provide that the Clerk shall be elected at the Annual Meeting of Stockholders. Management proposes that John S. Burnett be reelected as Clerk of the Company.

         Unless authority to do so has been repealed or limited in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy "FOR" the election of John S. Burnett as Clerk of the Company.

         The Board of Directors recommends that stockholders vote "FOR" the reelection of John S. Burnett as Clerk of the Company.

                                    DIRECTORS

         The following table sets forth, as of February 15, 2001, information supplied by each person who is currently a Director and/or a nominee for election as a Director of the Company with respect to such person's age, principal occupation for the past five years and the year in which the person began serving as a Director of the Company (or the Bank, prior to the reorganization into the holding company structure).



          NOMINEES FOR ELECTION AT THE ANNUAL MEETING FOR A 3-YEAR TERM

NAME                            AGE           DIRECTOR SINCE                  PRINCIPAL OCCUPATION
----                            ---           --------------                  --------------------
John F. Aylmer                  67                 1982              Maritime consultant; President, New England
                                                                     Steamship Foundation; Executive Director,
                                                                     Build America Committee (advocacy for U. S.
                                                                     shipbuilding); Trustee, Bridgewater State
                                                                     College Foundation; former state senator,
                                                                     former president, Massachusetts Maritime Academy.


John Otis Drew                  51                 1982              Chairman, Board of Directors of the Bank since
                                                                     1994 and of the Company since 1998;
                                                                     Principal/President, John A. Drew, Realtor
                                                                     (Hyannis, MA); Vice President, A. D. Makepeace
                                                                     Co.; President, Parker Mills, Inc., Real
                                                                     Estate Holding Company; President, Sassamon
                                                                     Holdings, Inc.; President, Wankinco River, Inc.



          NOMINEE FOR ELECTION AT THE ANNUAL MEETING FOR A 1-YEAR TERM

NAME                            AGE           DIRECTOR SINCE                  PRINCIPAL OCCUPATION
----                            ---           --------------                  --------------------
Daniel A. Wolf                  43                  N/A              President and Director, Hyannis Air Service,
                                                                     Inc., d/b/a Cape Air/Nantucket Airlines;
                                                                     President and Director, Hyannis Air Leasing,
                                                                     Inc.; Director of the Bank since 1999.


          DIRECTORS WHOSE TERMS WILL EXPIRE AT THE 2002 ANNUAL MEETING

NAME                            AGE           DIRECTOR SINCE                  PRINCIPAL OCCUPATION
----                            ---           --------------                  --------------------
George D. Denmark               66                 1974              Retired; former President, Denmark, Inc., New
                                                                     Bedford, MA (Medical equipment firm).



          DIRECTORS WHOSE TERMS WILL EXPIRE AT THE 2003 ANNUAL MEETING

NAME                            AGE           DIRECTOR SINCE                  PRINCIPAL OCCUPATION
----                            ---           --------------                  --------------------
Stephen B. Lawson               59                 1992              Executive Vice President, Trust. 12/12/85;
                                                                     President, Chief Executive Officer of the Bank,
                                                                     7/01/92. President, Chief Executive Officer
                                                                     of the Company, 10/8/90.

William R. Enlow                53                 2000              Partner, law firm of Sorling, Northrup, Hanna,
                                                                     Cullen and Cochran, Ltd. (2/88 - Present);
                                                                     Former Director Firstbank Illinois Corp,
                                                                     Marine Corporation (multi-bank holding
                                                                     companies); Director and Chairman, Memorial
                                                                     Health System and Memorial Medical Center
                                                                     (Springfield, Illinois); President and Board
                                                                     Member Springfield School District 186; Trustee,
                                                                     Illinois Teachers Retirement System.




                                 PROPOSAL THREE

                APPROVAL OF THE 2001 DIRECTORS' STOCK OPTION PLAN

Proposal

          The Board of Directors of the Company has adopted the 2001 Directors' Stock Option Plan (the "Directors' Plan"), and is recommending the Directors' Plan to the Company's stockholders for approval. The Directors' Plan would authorize the Company to grant to non-employee Directors of the Company and of the Bank non-qualified options to purchase in the aggregate up to 220,000 shares of Company common stock. The number of shares of common stock reserved for issuance under the Directors' Plan is subject to adjustment for stock splits, stock dividends, and similar events.

         The Company's Board of Directors believes that stock options play an important role in the success of the Company by permitting the Company to recruit and retain highly qualified outside Directors and strengthening the commonality of interest between Directors and stockholders. Accordingly, the Board of Directors has voted, subject to stockholder approval, to adopt the Directors' Plan. The Directors' Plan became effective when adopted by the Board of Directors, but no options granted under it will be exercisable unless Proposal Three is approved by the Company's stockholders.

Summary of the Directors' Plan

         The principal features of the Directors' Plan are summarized below, but the summary is qualified in its entirety by the specific language of the Directors' Plan. A copy of the Directors' Plan is attached as Exhibit B to this Proxy Statement.

Stock Subject to the Directors' Plan

         Up to 220,000 shares of Company common stock may be issued under the Directors' Plan, subject to readjustment upon the occurrence of certain events, including stock dividends, stock splits, mergers, consolidations, reorganizations, recapitalizations, reclassifications or other capital adjustments. Only non-qualified options will be granted under the Directors' Plan.

Eligibility

         Persons eligible to participate in the Directors' Plan will be Directors of the Company or of the Bank who are not employees of the Company.

Terms, Conditions and Form of Options

         The Directors' Plan provides for the automatic grant of non-qualified options to eligible Directors. If the stockholders approve the Directors' Plan at the Annual Meeting, each newly elected or continuing non-employee Director of the Company will receive an automatic option grant for 5,000 shares of Company common stock and each newly elected or continuing non-employee Director of the Bank will receive a grant for 2,500 shares of Company common stock. At the close of each annual meeting of stockholders held in 2002 and thereafter, each newly elected or continuing non-employee Director of the Company and each newly elected or continuing non-employee Director of the Bank will be awarded non-qualified options to purchase, respectively, 4,000 and 2,000 shares of Company common stock. A person who serves as Director of both the Company and the Bank will be awarded only the option reserved for Company Directors.

         All options granted under the Directors' Plan will vest in four equal installments over a four-year period beginning on the first anniversary of the date of grant so long as the recipient remains a non-employee Director of the Company or the Bank on the anniversary. The exercise price for each non-qualified option is the fair market value of the Company common stock on the date of grant. Vested options may be exercised at any time, in whole or in part, before the tenth anniversary of the grant date.

Federal Income Tax Consequences

         For non-qualified options under the Directors' Plan, no income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock.

         The Board of Directors believes that the Directors' Plan is in the best interest of the Company and therefore recommends that stockholders vote "FOR" approval of the adoption of the Directors' Plan.

            THE BOARD OF DIRECTORS, ITS COMMITTEES, AND COMPENSATION

         The following is a description of the Executive, Audit, and Compensation Committees of the Board of Directors. The Board of Directors acts as a nominating committee, selecting nominees for election or reelection as Directors and Officers.

Executive Committee

The Company's Board of Directors serves as its Executive Committee. With the exception of Mr. Enlow, they also serve, with Barrett C. Nichols, Jr., and Joshua A. Nickerson, Jr., as the Executive Committee of the Bank, which met 21 times in 2000. The Executive Committees of the Company and the Bank are vested with the authority of the respective Boards of Directors in most matters between meetings of the Boards of Directors.

Audit Committee

         Except for Mr. Lawson, all members of the Board of Directors serve on the Company's Audit Committee, which met as such one time during fiscal year 2000. Each of the members of the Audit Committee is independent as defined in the National Association of Securities Dealers' listing standards. Mr. Aylmer chairs the Audit Committee of the Bank, which met five times in 2000. The Audit Committee reviews the financial statements and scope of the annual audit, monitors internal financial and accounting controls, and recommends to the Board of Directors of the Company the appointment of independent certified public accountants.

         The Board of Directors has adopted a written charter for the Audit Committee, which is included as Exhibit A to this Proxy Statement.

                          Report of the Audit Committee

         The Audit Committee has reviewed and discussed the Company's audited financials for the fiscal year ended December 31, 2000, with the Company's management. The Audit Committee has discussed with Grant Thornton LLP, the
Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1 and discussed with Grant Thornton LLP its independence. Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

                                Submitted by the Audit Committee for fiscal 2000

                                JOHN F. AYLMER, GEORGE D. DENMARK,
                                JOHN OTIS DREW, WILLIAM R. ENLOW, and
                                WILLIAM C. SNOW


Compensation Committee

         The Company's Board of Directors serves as its Compensation Committee. The Bank's Executive Committee serves as its Compensation Committee. Mr. Lawson does not act on his own compensation.

Board of Directors

         The Board of Directors of the Company held 10 meetings during fiscal year 2000. The Board of Directors of the Bank held 13 meetings during fiscal year 2000. Compensation for Directors of the Company who are also Directors of the Bank is $7,000 per quarter, with Mr. Drew, as Chairman, receiving an additional $1,000 per quarter. Mr. Enlow receives $3,750 per quarter. Directors of the Bank who are not Directors of the Company receive $5,500 per quarter. Neither the Company nor the Bank pays a separate fee to its Directors for service on Committees.

         Each of the Directors attended at least 75% of the aggregate of regularly scheduled meetings of the Company's Board of Directors, the Bank's
Board of Directors, and the meetings of the committees of which they are members.

                 OWNERSHIP BY MANAGEMENT AND OTHER STOCKHOLDERS

The following table sets forth certain information with respect to the number of shares of the Company's Common Stock beneficially owned as of February 15, 2001, by the Directors and the Executive Officers.

Principal Shareholders

                                             Amount and Nature of Beneficial Ownership

                                         Sole voting
                                             and
                                         Investment     Shared voting and                       Percent
           Beneficial Owners                power      investment power (1)       Total         of Class
           -----------------             -----------   --------------------      -------        --------
Beneficial owners of more
Than five percent of stock:
Trustees of the
Abel D. Makepeace Trust
Box 151, Wareham, MA  02571

  Zelinda M. Douhan                         6,800        608,720 (2)            615,520 (2)        7.15%
  Christopher Makepeace                    47,900        784,520 (2)            832,420 (2)        9.67%
  Thomas Otis, Jr. (3)                    207,884        608,720 (2)            816,604 (2)        9.49%

Directors and Executive Officers

John F. Aylmer                              4,192            400                  4,592            0.05%
Robert T. Boon                                250          5,488                  5,738            0.07%
George D. Denmark                          13,296              0                 13,296            0.15%
John Otis Drew (4)                          3,592          3,161                  6,753            0.08%
William R. Enlow                            1,700            200                  1,900            0.02%
Stephen B. Lawson                           4,000         31,491                 35,491            0.41%
Robert R. Prall                             3,000          7,950                 10,950            0.13%
Noal D. Reid                                    4          8,487                  8,491            0.10%
William C. Snow                            65,326              0                 65,326            0.76%
Larry K. Squire                             2,527          8,641                 11,168            0.13%
Daniel A. Wolf (director nominee)             132          1,000                  1,132            0.01%
All Directors and Executive Officers as    98,019         66,818                164,837            1.91%
a group


(1) Shares shown include shares owned by their spouses, minor children, other relatives living in their homes, or in estates or trusts in which they may be deemed to have beneficial ownership but for which they disclaim beneficial such ownership. Shares shown include the interest shares of Common Stock held in the Bank's Employee Stock Ownership Plan: Mr. Lawson, 1,261 shares; Mr. Reid, 983 shares; Mr. Squire, 891 shares; Mr. Boon, 7 38 shares; and Mr. Prall, 160 shares. Also included are shares of common stock subject to stock options exercisable as of February 15, 2001, or which will become exercisable within 60 days after that date: Mr. Boon, 4,750 shares; Mr. Lawson, 11,750 shares; Mr. Prall, 7,750 shares; Mr. Reid, 7,500 shares; and Mr. Squire, 7,750 shares. Shares shown do not include 3,368 shares to be distributed in 2001 to Directors as Profit Incentive Plan bonuses for fiscal year 2000.

(2)   Includes 608,720 shares held in the Abel D. Makepeace Trust.

(3)   Mr. Otis is the uncle of Mr. Drew, a Director.

(4) Mr. Drew is a beneficiary of the Abel D. Makepeace Trust but disavows any voting or investment power over shares of the Company stock held by the Trust.

                             EXECUTIVE COMPENSATION

Executive officers of the Company currently receive no compensation in their capacities as executive officers of the Company but are compensated as employees of the Bank.

The following table sets forth information concerning the compensation for services rendered in all capacities during the three fiscal years through 2000 earned by the President and Chief Executive Officer, and the other most highly compensated executive officers of the Bank whose total compensation exceeded $100,000. The President and Chief Executive Officer, and the Treasurer and Chief Financial Officer, are also officers of the Company.

I.  Summary Compensation Table

The following table sets forth information on an accrual basis for the year 2000 with respect to the compensation of the Chief Executive Officer of the Company and those other executive officers whose total compensation exceeded $100,000.


                                                                                                        Long Term
                                                                                                      Compensation
                                                          Annual Compensation                            Awards
                                                          -------------------                            ------
                                                                                      Other            Securities
                                                                                     Compen-           Underlying
Name and Principal Position           Year         Salary ($)       Bonus ($)    sation ($) (2)        Options (#)
---------------------------           ----         ----------       ---------    -------------         -----------
Stephen B. Lawson                     2000           $299,964        $100,000          $18,119           7,500
President and
Chief Executive Officer
                                      1999            249,388          49,878           18,119           8,000
                                      1998            243,065          30,383           18,209           6,000

Robert T. Boon                        2000            125,667          35,000           17,158           5,000
Executive Vice President
Personal Financial Services
                                      1999            118,040          27,149           14,692           5,000
                                      1998            102,564          12,820           13,314           2,000

Robert R. Prall                       2000            127,121          51,000           16,138           4,000
Executive Vice President
Business Banking
                                      1999            117,938          17,402           14,630           5,000
                                      1998            108,509          10,850           13,381           4,000

Noal D. Reid (1)                      2000            120,744         315,536           18,119           4,000
Treasurer and
Chief Financial Officer
                                      1999            114,972         256,164           18,119           4,000
                                      1998            113,306          72,564           14,834           4,000

Larry K. Squire                       2000            119,574          35,492           16,159           4,000
Executive Vice President
Banking Services
                                      1999            114,972          20,120           14,075           5,000
                                      1998            113,762          13,376           14,163           4,000


(1) Mr. Reid's bonus, as approved by the Bank's Executive Committee, is a percentage of the Bank's earnings from its leveraged portfolios managed by Mr. Reid.

(2) The Bank maintains a Profit Sharing Retirement Plan covering substantially all employees following two years of service. Each year, the Bank contributes amounts equal to 8% of each participant's base compensation plus 4.3% of base compensation over one-half the social security wage base.

Executive Officers also receive group insurance benefits available generally to all employees and other personal benefits not in excess of 10% of cash compensation.

II.      Stock Options Granted in Fiscal 2000

         The following table sets forth information concerning individual grants of stock options made during 2000 to each executive officer of the Company and/or the Bank listed below. The value of the options granted was calculated using the Black-Scholes pricing model. No stock appreciation rights were granted to these individuals during 2000.

                             Number of      Percentage of
                             Securities     Total Options
                             Underlying       Granted to            Exercise                         Present Value
                              Options        Employees in          Price Per      Expiration         of Options at
                             Granted(1)          2000                Share           Date             Grant Date
                           --------------- ------------------- ----------------- --------------- -------------------
Stephen B. Lawson               7,500            12.2%              $18.00          12/7/10            $31,950

Robert T. Boon                  5,000             8.1%              $18.00          12/7/10            $21,300

Robert R. Prall                 4,000             6.5%              $18.00          12/7/10            $17,040

Noal D. Reid                    4,000             6.5%              $18.00          12/7/10            $17,040

Larry K. Squire                 4,000             6.5%              $18.00          12/7/10            $17,040



(1) One-fourth of these options become exercisable on December 7 of each year beginning in 2001 and ending in 2004.

III.     Options Year-End Value Table


                                                          Number of Shares Underlying     Value of Unexercised In
                                Shares                     Unexercised Stock Options    the Money Stock Options as
                             Acquired on       Value             as of year-end                 of year-end
Name                         Exercise (#)  Realized ($)    Exercisable/Unexercisable     Exercisable/Unexercisable
---------------------------- ------------- -------------- ----------------------------- ----------------------------
Stephen B. Lawson                -0-            -0-               9,500/18,000                $30,234/$31,547
Robert T. Boon                   -0-            -0-               3,750/10,250                $11,688/$17,375
Robert R. Prall                  -0-            -0-               6,250/10,750                $19,844/$19,281
Noal D. Reid                     -0-            -0-               6,000/10,000                $18,906/$16,469
Larry K. Squire                  -0-            -0-               6,250/10,750                $19,844/$19,281


         In 1997 a Stock Option Plan was adopted and options covering 26,000 shares at a price of $13.375 per share were granted. These options become exercisable over a period of four years at the rate of 25% per year and expire after 10 years. In 1998 options covering an additional 26,000 shares were granted at a price of $20.75 and 9,000 shares at $19.25; options covering 4,000 shares were forfeited. Options covering 57,000 shares were outstanding at the end of 1998. In 1999 options covering an additional 17,000 shares were granted at a price of $17.375, 10,500 shares at $16.375 and 25,000 shares at $15.0625;
options covering 5,500 shares were forfeited. Options covering 104,000 shares were outstanding at the end of 1999. In 2000, options covering an additional 61,500 shares were granted at a price of $18.00; options covering 6,000 shares were forfeited, no options were exercised, and options covering 159,500 shares were outstanding at the end of the year.

Change of Control Agreements

         In connection with the formation of the holding company structure, the Bank and the Company entered into amended and restated Change in Control Agreements with Messrs. Lawson, Reid, and Squire (each, a "Key Executive"), effective February 11, 1999, to include the Company as a party to such agreements and to amend the definition of change in control to conform to the definitions included in the Federal Securities Laws. On June 15, 2000, the bank entered into a similar agreement with Robert R. Prall (also a "Key Executive").

         Under the terms of the amended and restated Change in Control Agreements, each Key Executive is entitled to receive his base salary (offset by any compensation from a new employer) for a certain period of time if, after a change of control of the Company or the Bank has occurred, the Key Executive's employment is terminated other than for cause (as defined in the Change in Control Agreement), or the Key Executive terminates his employment following:
(i) his demotion; (ii) a reduction in base salary; (iii) exclusion from any incentive program for which the Key Executive was previously eligible or in which other executives with comparable duties participate; or (iv) a change in location of the Key Executive's principal place of employment by more than 50 miles. In general, a Change in Control under the agreements occurs (i) upon a Change in Control of either the Company or the Bank as defined under the Securities Exchange Act of 1934 or (ii) under the Change in Bank Control Act;
(iii) if any person becomes the direct or indirect beneficial owner of 50% or more of any class of securities of the Company; (iv) individuals who constitute the Board of Directors of the Company on February 11, 1999, (June 15, 2000, in Mr. Prall's agreement) cease to constitute the majority thereof (with certain exceptions); (v) a merger or the sale of substantially all the assets of the Company, in which the Company is not the resulting entity; or (vi) a proxy contest by a stockholder to force a transaction in which the stock of the Company is exchanged for or converted into cash, property or securities not issued by the Company. The benefits under the Change in Control Agreements continue for a period of 24 months for Messrs. Prall, Reid, and Squire and 36 months for Mr. Lawson. The benefits under these agreements only become payable following termination after a Change in Control (as defined in the agreements); the Change in Control Agreements do not serve as employment agreements.

Compensation Committee Report on Executive Compensation

         The  Board  of  Directors  of  the  Company  serves  as  the  Company's
Compensation Committee. They review and approve compensation levels for the Company's executive officers and oversee and administer the Company's executive compensation programs. The Company currently pays no compensation to any of its officers because those officers are compensated as officers of the Bank.

         The Bank's Executive Committee reviews and approves compensation levels for the Bank's executive officers and oversees and administers the Bank's executive compensation programs.

         The Bank endeavors to pay competitive base salaries to its employees and subscribes to various surveys of the compensation paid for various positions by other banks of similar size in order to determine appropriate salary levels. In addition, the Bank has a Profit Incentive Plan for the payment of bonuses to reward above-average performance. Profit Incentive Plan bonuses are based on a combination of Bank financial performance compared to its peers, the attainment of departmental goals, and individual performance.

         Stephen B. Lawson's salary is set by the Executive Committee of the Bank's Board of Directors. The Committee reviews Mr. Lawson's performance annually and adjusts his compensation based on the Bank's performance and a comparison of salaries paid to chief executive officers by other banks of similar size. Based on this comparison, Mr. Lawson's base salary in 2000 was set at $286,503. Under the terms of the Profit Incentive Plan described above, Mr. Lawson was also awarded a bonus of $100,000 in recognition of the performance of the Bank relative to its peers. Mr. Lawson does not vote on his own compensation.

         Salaries  of  the  Bank's  other  executive   officers  for  2000  were
determined in a similar manner.


                         Submitted by the Compensation Committee for fiscal 2000

                         JOHN F. AYLMER, GEORGE D. DENMARK,
                         JOHN OTIS DREW, WILLIAM R. ENLOW,
                         STEPHEN B. LAWSON, and WILLIAM C. SNOW

Compensation Committee Interlocks and Insider Participation

         Stephen B. Lawson is President and Chief Executive Officer of the Company and of the Bank. Mr. Lawson is a member of the Board of Directors of the Company, which serves as the Company's Compensation Committee, but Mr. Lawson does not act upon his own compensation.

                 RELATIONSHIPS AND TRANSACTIONS WITH THE COMPANY

         Certain Directors and Officers of the Company and the Bank and members of their immediate family are at present, as in the past, customers of the Bank and have transactions with the Bank in the ordinary course of business. In addition, certain of the Directors are at present, as in the past, also directors, officers or stockholders of corporations or members of partnerships that are customers of the Bank and have transactions with the Bank in the ordinary course of business. Such transactions for the Directors and Officers of the Company and the Bank and their families and with such corporations and partnerships were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other features unfavorable to the Bank.

                                PERFORMANCE GRAPH

         Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock (or the Bank's common stock, prior to the Reorganization), based on the market price of the Company's (or Bank's) common stock and assuming reinvestment of dividends, with the total return of companies within the Standard & Poor's ("S&P") 500 Stock Index and the Standard & Poor's Banks Composite Index. The calculation of total cumulative return assumes a $100 investment in the Company's (or the Bank's) common stock, the S&P 500 Stock Index and the S&P Banks Composite Index on December 31, 1995.


                        [PERFORMANCE GRAPH APPEARS HERE]


                                              Cumulative Total Return
                                  12/95   12/96   12/97   12/98   12/99    12/00

CCBT FINANCIAL COMPANIES, INC.   100.00  117.87  213.06  198.89  175.41   223.76
S&P 500                          100.00  122.96  163.98  210.84  255.22   231.98
S&P BANKS COMPOSITE              100.00  141.55  204.46  217.98  189.59   223.59

            SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and Regulations of the Securities and Exchange Commission (the "SEC"), the Company's executive officers and directors must file reports of ownership and changes in ownership with the SEC and the Nasdaq Stock Market, Inc. and furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, no executive officer or director of the Company failed to file any such reports.

                                   ACCOUNTANTS

         The firm of Grant Thornton LLP served as the Company's independent public accountants for the year ended December 31, 2000. It is not anticipated that a representative from Grant Thornton LLP will be present at the meeting. Questions relating to the financial statements may be addressed to the Chief Financial Officer. The Company has not yet selected its independent public accountants for the year 2001, and is currently reviewing proposals.

         Audit Fees. The aggregate fees billed or to be billed by Grant Thornton LLP for professional services rendered for the audit of the Company's annual financial statements for 2000 and reviews of the financial statements included in the Company's Forms 10-Q for 2000 are $117,451.

         Financial Information Systems Design and Implementation. Grant Thornton LLP performed no such services in 2000.

         All other fees. Grant Thornton LLP charged no other fees for services rendered in 2000.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders submitted pursuant to Exchange Act Rule 14a-8 and intended to be presented at the Company's 2002 Annual Meeting of Stockholders which is scheduled to be held on April 25, 2002, must be filed with the Clerk of the Company prior to November 19, 2001, if such proposals are to be included in the proxy statement for such meeting. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy. Any such proposal should be directed to: CLERK, CCBT FINANCIAL COMPANIES, INC., 31 WORKSHOP ROAD, P.O. BOX 1180, SOUTH YARMOUTH, MA 02664-0180.

         The Company's Amended By-laws provide that any stockholder proposals (including director nominations) intended to be presented at the Company's 2002 Annual Meeting, other than a stockholder proposal submitted pursuant to Exchange Act Rule 14a-8 as described above, must be received in writing at the principal executive office of the Company on or between the dates of December 27, 2001, and January 28, 2002, together with all supporting documentation required by the Company's Amended By-laws. However, if the 2002 Annual Meeting is scheduled to be held on a date more than 30 days before April 26, 2002, or more than 60 days after April 26, 2002, a stockholder's notice shall be timely filed if delivered to, or received by, the Company at its principal executive office not later than the close of business on the later of (a) 90 days prior to the date of the scheduled meeting or (b) the 10th day following the day on which public announcement of the date of such annual meeting is first made by the Company. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

                                  OTHER MATTERS

         At the time of the preparation of this proxy material, the Board of Directors of the Company does not know of any other matter to be presented for action at the Annual Meeting. If any other matters should properly come before the meeting, proxy holders shall have discretionary authority to vote their shares according to their best judgment.

                                    EXHIBIT A

                         CCBT FINANCIAL COMPANIES, INC.

                             Audit Committee Charter

                              adopted April 6, 2000

I.       General Statement of Purpose

         The Audit Committee of the Board of Directors (the "Audit Committee") of CCBT Financial Companies, Inc. (the "Company") assists the Board of Directors ( the "Board") in general oversight and monitoring of management's and the independent auditor's participation in the Company's financial reporting process and of the Company's procedures for compliance with legal and regulatory requirements. The primary objective of the Audit Committee in fulfilling these responsibilities is to promote and preserve the integrity of the Company's financial statements and the independence and performance of the Company's external independent auditor.

II.      Audit Committee Composition

         The Audit Committee shall consist of at least three members who shall be appointed annually by the Board and shall satisfy the qualification requirements set forth in Rule 4310 of the Marketplace Rules of the National Association of Securities Dealers, Inc. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III.     Meetings

         The Audit Committee generally is to meet four times per year in person or by telephone conference call,

with any additional meetings as deemed necessary by the Audit Committee.

IV.      Audit Committee Activities

         The principal activities of the Audit Committee will generally include the following:

         A. Review of Charter

         o Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

         B. Audited Financial Statements and Annual Audit

         o Review the overall audit plan (both external and internal) with the independent auditor and the members of management who are responsible for maintaining the Company's accounts and preparing the Company's financial statements, including the Company's Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the "Senior Accounting Executive").

         o Review and discuss with management (including the Company's Senior Accounting Executive) and with the independent auditor:

            (i) the Company's annual audited financial statements, including any significant financial reporting issues which have arisen in connection with the preparation of such audited financial statements;

            (ii) the adequacy of the Company's internal financial reporting controls that could significantly affect the integrity of the Company's financial statements;

            (iii) major changes in and other questions regarding  accounting and auditing principals and procedures; and

            (iv) the effectiveness of the Company's internal audit process (including evaluations of its Senior Accounting Executive and any other relevant personnel).

         o Review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform

            Act of 1995, and receive assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

         o Review and discuss with the independent auditor (outside of the presence of management) any problems or difficulties that the auditor my have encountered with management or others and any management letter provided by the auditor and the Company's response to that letter. This review shall include considering:

            (i) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information; and

            (ii)  any   changes   required  by  the  auditor  in  the  scope  or
                  performance of the Company's internal audit.

         o Review and discuss major changes to the Company's auditing and accounting principles and practices as may be suggested by the independent auditor or management.

         o Discuss with the independent auditor such issues as may be brought to the Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 61 ( "SAS 61").

         o Based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor's concerning the independent auditor's independence, make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's annual Report on Form 10-K.

         o Request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, and review and discuss with the independent auditor the independent auditor's independence.

         o Prepare the Audit Committee report required by Item 306 of Schedule 14A of the Securities Exchange Act of 1934 (or any successor provision) to be included on the Company's annual proxy statement.

         C. Unaudited Quarterly Financial Statements

         o Review and discuss with management and the independent auditor the Company's quarterly financial statements. Such review shall include discussions by the Chairman of the Audit Committee or the Audit Committee with the independent auditor of such issues as may be brought to the Chairman's or Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 71.

         D. Matters Relating to Selection, Performance and Independence of the Independent Auditor

         o  Recommend to the Board the appointment of the independent auditor.

         o Instruct the independent auditor that the independent auditor's ultimate accountability is to the Board and the Audit Committee as representatives of the Company's shareholders.

         o Evaluate on an annual basis the performance of the independent auditor and, if necessary in the judgment of the Audit Committee, recommend that the Board replace the independent auditor.

         o Recommend to the Board on an annual basis the fees to be paid to the independent auditor.

         o Require that the independent auditor provide the Audit Committee with periodic reports regarding the auditor's independence, which reports shall include but not be limited to a formal written statement setting forth all relationships between the independent auditor and the Company or any of its officers or directors. The Audit Committee shall discuss such reports with the independent auditor, and if necessary in the judgment of the Audit Committee, the committee shall recommend that the Board take appropriate action to ensure the independence of the auditor or replace the auditor.

         E. Matters Relating to the Independence of the Audit Committee

         o Periodically review the independence of each member of the Audit Committee and promptly bring to the attention of management and the Board any relationships or other matters that may in any way compromise or adversely affect the independence of any member of the Audit Committee or any member's ability to assist the Audit Committee in fulfilling its responsibilities under this Charter, including any such relationship or other matter that may have caused or may in the future cause the Company to fail to comply with the requirements set forth in Rule 4310 of the Marketplace Rules of the National Association of Securities Dealers, Inc.

         F. General

         o The Audit Committee may be requested by the Board to review or investigate on behalf of the Board activities of the Company or of its employees, including compliance with the laws, regulations or Company policies.

         o Perform such other oversight functions as may be requested by the Board.

         o In performing its responsibilities, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management and the independent auditor. The Audit Committee shall have the authority to retain special legal, accounting or other professionals to render advice to the committee. The Audit Committee shall have the authority to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to render advice to the Company, attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

         o Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether or not the
            Company's  financial  statements  are  complete,   accurate  and  in
            accordance with generally accepted accounting principles. Such responsibilities are the duty of management and, to the extent of the independent auditor's audit responsibilities, the independent auditor. However, it is the duty of the Audit Committee to resolve disagreements, if any, between management and the independent auditor, to ensure compliance with laws, regulations or Company policies.

                                    EXHIBIT B

                         CCBT FINANCIAL COMPANIES, INC.

                        2001 DIRECTORS' STOCK OPTION PLAN

1.   Purpose.

         The purpose of this 2001  Directors'  Option Plan (the  "Plan") of CCBT
Financial Companies, Inc. (the "Company") is to promote the recruiting and retention of highly qualified outside Directors of the Company and of Cape Cod
Bank and Trust Company (the "Bank") and to strengthen the commonality of interest between directors and stockholders.

2.   Administration.

         The Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic and nondiscretionary in accordance with Section 5. However, all questions of interpretation of the Plan or of any options issued under it shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan. No director shall be liable for any action or determination under the Plan made in good faith.

3.   Participation in the Plan.

         Directors of the Company or of the Bank who are not employees of the Company shall be eligible to be granted options under the Plan.

4.   Stock Subject to the Plan.

     (a) The maximum number of shares which may be issued under the Plan shall be 220,000 shares of the Company's Common Stock, $1.00 par value per share ("Common Stock"), subject to adjustment as provided in Section 8.

     (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Plan.

     (c) All options granted under the Plan shall be non-qualified options which are not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

5.   Terms, Conditions and Form of Options.

         Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

     (a) Option Grant Dates. Options shall be granted automatically to all eligible directors as follows:

         (i) at the close of the 2001 annual meeting of stockholders, each newly elected or continuing non-employee director of the Company shall be granted an option to purchase 5,000 shares of Common Stock and each newly elected or continuing non-employee director of the Bank shall be granted an option to purchase 2,500 shares of Common Stock;

         (ii) at the close of each annual meeting of stockholders held in 2002 and thereafter, each newly elected or continuing non-employee director of the Company shall be granted an option to purchase 4,000 shares of Common Stock and each newly elected or continuing non-employee director of the Bank shall be granted an option to purchase 2,000 shares of Common Stock; and

         (iii) an individual who serves as both a director of the Company and of the Bank shall receive the option reserved for Company directors and not both the options reserved for Company directors and Bank directors.

     (b) Option Exercise Price. The option exercise price per share for each option granted under the Plan shall equal the closing price per share of the Company's Common Stock on the NASDAQ System, or the principal exchange on which the Common Stock is then listed, on the date of grant (or if no such price is reported on such date, such price as reported on the nearest preceding date on which such price is reported).

     (c) Vesting. Each option grant shall vest at a rate of 25 percent of the grant on each anniversary of the date of grant so long as the optionee remains a non-employee director of the Bank or the Company on each such anniversary.

     (d) Options Non-Transferable. Each option granted under the Plan by its terms shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution and shall be exercised during the lifetime of the optionee only by such optionee.

     (e) Exercise Period. Each vested option may be exercised at any time and from time to time, in whole or in part, prior to the tenth anniversary of the date of grant.

     (f) Exercise Procedure. Options may be exercised only by written notice to the Company at its principal office accompanied by payment of the full consideration for the shares as to which they are exercised.

     (g) Payment of Purchase Price. Payment of the exercise price may be made, at the election of the optionee, (i) by delivery of cash or a check to the order of the Company in an amount equal to the exercise price, (ii) by delivery to the Company of shares of Common Stock of the Company already owned and held by the optionee for at least six months and having a fair market value equal in amount to the exercise price of the options being exercised, or (iii) by any combination of such methods of payment. The fair market value of any shares of Common Stock which may be delivered upon exercise of an option shall be determined by the Company as of the date that such shares are delivered.

6.   Assignments.

         The rights and benefits under the Plan may not be assigned except as provided in Section 5.

1.   Limitation of Rights.

     (a) No Right to Continue as a Director. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company or the Bank will retain a director for any period of time.

     (b) No Stockholder Rights with respect to Options. An optionee shall have no rights as a stockholder with respect to the shares covered by his or her option until the date of the issuance to him or her of a stock certificate therefor, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

2.   Adjustment Provisions.

     (a) Recapitalizations. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to any then outstanding options under the Plan, (iii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable, and (iv) the formula provision set forth in Section 5.

     (b) Mergers. In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding options: (i) provide that such options shall be assumed or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, and/or (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options.

3.   Amendment of the Plan.

         The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding option; provided, however, that the termination or any modification or amendment of the Plan and of any outstanding option shall not, without the consent of an optionee, adversely affect his or her rights under an option previously granted to him or her.

4.   Notice.

         Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Chief Executive Officer of the Company and shall become effective when it is received.

5.   Effective Date.

         The Plan shall become effective when adopted by the Board of Directors, but no options granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's stockholders.

6.   General Obligations.

     (c) Investment Representations. The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

     (d) Compliance With Securities Laws. Each option shall be subject to the requirements that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such conditions shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration, qualification, consent or approval, or to satisfy such condition.

7.       Governing Law.

         The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the Commonwealth of Massachusetts.

                                               Adopted by the Board of Directors
                                               on February 1, 2001

     PLEASE MARK VOTES
[X]  AS IN THIS EXAMPLE


                                 REVOCABLE PROXY
                         CCBT FINANCIAL COMPANIES, INC.


                  Proxy for the Annual Meeting of Stockholders
                          to be held on April 26, 2001

           This Proxy is Solicited on Behalf of the Board of Directors

     The  undersigned  stockholder(s)  of CCBT  Financial  Companies,  Inc. (the
"Company") hereby appoints John F. Aylmer, George D. Denmark and William C. Snow, or each of them acting singly, as Proxies of the undersigned, with full power to substitute, and authorizes each of them to represent and to vote all shares of Common Stock of the Company held of record by the undersigned at the close of business on March 6, 2001, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 11:00 a.m., local time, on Thursday, April 26, 2001 at the Cape Cod Bank and Trust Company, N.A., Customer Service Center, 31 Workshop Road, South Yarmouth, Massachusetts, and at any adjournments or postponements thereof. The undersigned stockholder(s) hereby revokes any proxy or proxies heretofore given.



                                       _________________________________________
  Please be sure to sign and date      Date
   this Proxy in the box below.
________________________________________________________________________________



________Stockholder sign above_________Co-holder (if any) sign above____________


1.   Proposal to elect the following people as Directors of the Company:

     For a 3 Year Term:
     John F. Aylmer and John Otis Drew

     For  a 1 Year Term:
     Daniel A. Wolf

                              Withheld
           For All            From All          For All
           Nominees           Nominees          Except
             [_]                [_]               [_]


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.



--------------------------------------------------------------------------------


2.   Proposal to elect Mr. John S. Burnett as the Clerk of the Company.

                  For           Against          Abstain
                  [_]             [_]              [_]


3.   Proposal to approve the Company's 2001 Directors' Stock Option Plan.

                  For           Against          Abstain
                  [_]             [_]              [_]


     The undersigned stockholder(s) authorizes the proxies to vote on the above matters as indicated and to vote, in their discretion, upon such other matters as may properly come before the Annual Meeting, or any adjournments thereof.

     When properly executed this proxy will be voted as directed by the undersigned stockholder(s). UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS ONE, TWO AND THREE AND IN ACCORDANCE WITH THE DETERMINATION OF THE PROXY HOLDERS AS TO OTHER MATTERS. A stockholder wishing to vote in accordance with the Board of Director's recommendation need only sign and date this Proxy and return it in the enclosed envelope prior to the Annual Meeting, to be held on April 26, 2001. The undersigned stockholder hereby acknowledges receipt of the Notice of the Annual Meeting and Proxy Statement.

     The undersigned stockholder may revoke this proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, the Clerk of the Company or by attending the Annual Meeting and voting in person.

 => Detach above card, sign, date and mail in postage paid envelope provided. =>


                         CCBT FINANCIAL COMPANIES, INC.
--------------------------------------------------------------------------------
                       PLEASE VOTE, DATE, SIGN AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------
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